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                         NOTICE OF GUARANTEED DELIVERY

                                       TO

                         TENDER SHARES OF COMMON STOCK

                                       OF

                  DONNELLEY ENTERPRISE SOLUTIONS INCORPORATED

     As set forth in Section 3 of the Offer to Purchase described below, this instrument or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for Shares (as defined below) are not immediately available or the certificates for Shares and all other required documents cannot be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

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            By Mail:                  By Facsimile Transmission:       By Hand or Overnight Delivery:
                                   (for Eligible Institutions only)
  Tender & Exchange Department              (212) 815-6213              Tender & Exchange Department
         P.O. Box 11248                                                      101 Barclay Street
      Church Street Station                                              Receive and Deliver Window
  New York, New York 10286-1248                                           New York, New York 10286
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                             Confirm by Telephone:
                                 (800) 507-9357

       DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
        ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION
      OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to DESI Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Bowne & Co., Inc., a New York corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 3, 1998 (the "Offer to Purchase"), and in the related
Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Common Stock, $.01 par value per share (the "Shares"), of Donnelley Enterprise Solutions Incorporated, a Delaware
corporation, pursuant to the guaranteed delivery procedure set forth in Section
3 of the Offer to Purchase.
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Signature(s)                                         Address(es)
-----------------------------------------            -----------------------------------------

Name(s) of Record Holders                            -----------------------------------------
                                                                                      ZIP CODE
-----------------------------------------
     PLEASE TYPE OR PRINT                             Area Code and Tel. No(s)
                                                      -----------------------------------------
Number of Shares
-----------------------------------------             (Check the box below if Shares will be
                                                      tendered by book-entry transfer)
Certificate Nos. (If Available)
-----------------------------------------             [ ] The Depository Trust Company

-----------------------------------------             Account Number
Dated                                                 ------------------------------------------
-----------------------------------, 1998
                                                      ------------------------------------------
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4, and (c) guarantees to deliver to the Depositary either the certificates evidencing all tendered Shares, in proper form for transfer, or to deliver Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility"), in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three Nasdaq National Market trading days after the date hereof.

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----------------------------------------------       ----------------------------------------------
              NAME OF FIRM                                         AUTHORIZED SIGNATURE
                                                     Name
----------------------------------------------       ----------------------------------------------
                 ADDRESS                                           PLEASE TYPE OR PRINT
                                                     Title
----------------------------------------------       ----------------------------------------------
                                      ZIP CODE

AREA CODE AND TEL. NO.                               Dated
----------------------------------------------       ----------------------------------------, 1998
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD
      BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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